UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 22, 2004

BLOCKBUSTER INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-15153	52-1655102
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Elm Street Dallas, Texas	75270
(Address of principal executive offices)	(Zip Code)

(214) 854-3000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

On October 6, 2004, Blockbuster Inc. (“Blockbuster”) filed its Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware and with the Securities and Exchange Commission on Form 8-K. Pursuant to Section 4.02(a) of Blockbuster’s Second Amended and Restated Certificate of Incorporation, on October 22, 2004, Blockbuster’s board of directors adopted resolutions reducing the number of votes per share that each holder of class B common stock, par value $0.01 per share, of Blockbuster is entitled to cast from five votes per share to two votes per share, effective immediately.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOCKBUSTER INC.

Date: October 22, 2004	By:	/s/ Edward B. Stead
Edward B. Stead Executive Vice President and General Counsel